MASSMUTUAL PREMIER FUNDS

Supplement dated January 7, 2011 to the

Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces the last sentence of the second paragraph under Principal Investment Strategies on page 27 for the International Bond Fund:

The Fund may from time to time engage in derivatives strategies in pursuing its investment objective, including the use of futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for cash investments).

The following information supplements the information found under Management of the Funds:

On December 7, 2010, the MassMutual Premier Funds was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Small Company Opportunities Fund, and Main Street Small Cap Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, $23,800, $414,800, and $122,400, respectively. The Funds cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-10-08